Income Taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
11. Income Taxes
The provision for income taxes calculations have been prepared using the separate return method as if the Company had filed its own tax return. In general, the Company has not recorded a provision for federal or state income taxes as it has had cumulative net operating losses since inception. As part of the separation, AnaptysBio, Inc. will retain all rights associated with the unused federal and state net operating losses, or NOLs, and research tax credit carryforwards to offset future taxable income.

The components of loss before income tax provision consist of the following:

	Year Ended December 31,
(in thousands)	2025	2024
U.S.	$(166,087)	$(163,844)
Foreign	—	139

Consolidated net loss before income taxes	$(166,087)	$(163,705)
Significant components of our deferred tax assets and liabilities are as follows:

	December 31,
(in thousands)	2025	2024
Deferred Tax Assets:
Net operating loss carryforwards	$48,141	$8,642
Capitalized R&D	37,289	46,132
Research and development credits	25,839	19,731
Equity compensation	13,331	10,270
Other, net	9,716	12,206

Total deferred tax assets	134,316	96,981

Deferred Tax Liabilities:
Other, net	(2,394)	(5,379)

Total deferred tax liabilities	(2,394)	(5,379)

Net deferred tax assets	131,922	91,602
Less: valuation allowance	(131,922)	(91,602)

Deferred tax assets, net of valuation allowance	$—	$—

We have recorded a full valuation allowance against our net deferred tax assets due to the uncertainty surrounding the realization of such assets. Management has determined it more likely than not that the deferred tax assets are not realizable due to our historical loss position.
As of December 31, 2025, we had federal and state NOL carryforwards, of $229.2 million and $49.5 million, respectively. The federal and state NOLs generated prior to 2018 will begin to expire in 2031 and 2028, respectively, unless previously utilized. The federal NOL includes $201.9 million of net operating losses generated in 2018 and after. Federal net operating losses generated in 2018 and after carryover indefinitely and may generally be used to offset up to 80% of future taxable income. As of December 31, 2025, we had federal and state research tax credit carryforwards of approximately $25.8 million. The federal research tax credit carryforwards will begin to expire in 2041 and the state research tax credits will begin to expire in 2039.
Our use of federal NOLs and research credits could be further limited if we experience one or more ownership changes subsequent to December 31, 2025. If a change in ownership occurs, NOLs and tax credit carryforwards could be eliminated or restricted. If eliminated, the related asset would be removed from the deferred tax asset schedule with a corresponding reduction in the valuation allowance. Due to the existence of the valuation allowance, limitations created by ownership changes, if any, will not impact our effective tax rate.

The following is a reconciliation of the expected statutory federal income tax provision to our actual income tax provision:

	Year Ended December 31,
(in thousands)	2025	2024
Expected income tax benefit at federal statutory tax rate	$(34,877)	$(34,378)
State income taxes, net of federal benefit	6,802	(1,915)
Permanent items	43	56
Equity compensation	363	635
Non-deductible compensation	1,494	1,484
Research credits	(6,596)	(6,562)
Other	(14)	24
Change in the valuation allowance	32,785	40,656

Income tax expense	$—	$—

We recognize a tax benefit from an uncertain tax position when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more likely than not recognition at the effective date to be recognized. As of December 31, 2025 and 2024, we had no unrecognized tax benefits that, if recognized and realized, would affect the effective tax rate due to the valuation allowance against deferred tax assets. The following table summarizes the activity related to our unrecognized tax benefits:

	Year Ended December 31,
(in thousands)	2025	2024
Balance at the beginning of the year	$4,212	$2,450
Decrease related to prior year tax positions	(2)	(4)
Increase related to current year tax positions	1,859	1,766

Balance at the end of the year	$6,069	$4,212

If recognized, these amounts would not affect our effective tax rate, since they would be offset by an equal corresponding adjustment in the deferred tax asset valuation allowance. We do not anticipate there will be a significant change in unrecognized tax benefits within the next 12 months.
Our policy is to recognize interest and penalties related to income tax matters in the provision for income taxes. As of December 31, 2025 and 2024, there were no interest or penalties on uncertain tax benefits.
The One Big Beautiful Bill Act of 2025 (“OBBBA”) was signed into law on July 4, 2025. The OBBBA makes changes to the U.S. corporate income tax including immediate expensing of domestic research and development costs while foreign expenditures will continue to be capitalized and amortized over 15 years and modifications to the timing of the deduction for interest expense.